  EXHIBIT 99.1

SHARE PURCHASE AGREEMENT

This Share Purchase Agreement (“Agreement”) between My City Builders, Inc., a Nevada corporation (“Seller”), and RAC Merger, LLC, a Wyoming limited liability company (“Buyer”), takes effect on July 8, 2025 (Effective Date).

BACKGROUND

The parties acknowledge that:

Seller owns all of the issued and outstanding Shares of RAC Real Estate Acquisition Corp., a Wyoming corporation (the “Company”);

The Company is engaged in the business of real estate development and management (the “Business”);

The Business of the Company represents all of the operations of Seller;

The Buyer owns 16,033,253 shares of the Seller’s common stock (“Buyer’s Interest”), which represents 98.5% of the total issued and outstanding shares of the Seller; and

Seller desires to sell to Buyer and Buyer desires to purchase from Seller, on the terms and subject to the conditions of this Agreement, all of Seller’s Shares in the Company (“Shares”).

The parties therefore agree as follows.

ARTICLE ONE

PURCHASE AND SALE OF SHARES

Section 1.01 Purchase and Sale

Subject to the terms of this Agreement, Seller agrees to sell to Buyer, and Buyer agrees to purchase from Seller, the Shares. Simultaneous with Buyer’s payment of the Cash Closing Consideration (as defined in Section 1.02), the Shares will be transferred by delivery of either physical certificates or electronic share statements representing the Shares, accompanied by duly signed Share assignments that are in a form satisfactory to Buyer. The transfer must occur simultaneously with Buyer’s payment of the Cash Closing Consideration. The Closing will take place electronically on July 8, 2025 or when the parties otherwise mutually agree (Closing Date).

Section 1.02 Purchase Price

The Buyer and Seller agree that the aggregate purchase price (“Purchase Price”) for the sale of the Shares is $2,374,896.00. The Purchase Price shall be paid as follows:

•	At the Closing, Buyer will pay to Seller $35,623.44 of the Purchase Price (“Cash Closing Consideration”) by wire transfer to accounts designated by Seller or by cashier’s checks made payable to Seller. It is the expectation of the parties that the Cash Closing Consideration will be distributed pro rata to Seller’s shareholders who are not Buyer.

•	It is the expectation of the parties that the $2,339,272.56 would be distributable to Buyer as a shareholder of Seller. In lieu of any distribution, Buyer and Seller agree that Buyer’s Interest in Seller is satisfied by the assignment of the Shares to Buyer, which represents $2,339,272.56 of the total Purchase Price. Therefore, the remainder of the Purchase Price shall be stock plus consideration upon the distribution of the Shares to Buyer.

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•	Intended Tax Treatment. The parties intend that the transaction qualify as a reorganization under Section 368(a)(2)(E) of the Internal Revenue Code. The Cash Consideration constitutes “boot” under Section 356 of the Code, and each shareholder of Seller shall recognize gain, but not loss, to the extent required by Section 356 with respect to such boot. The parties shall report the transaction consistently with this subsection (d) unless otherwise required by a final “determination” (within the meaning of Section 1313(a) of the Code).

•	No Other Consideration. Except for the Merger Consideration set forth in this Section 1.02, no other cash, property, or securities shall be paid to Seller in exchange for the Shares.

ARTICLE TWO

SELLER’S REPRESENTATIONS, AND WARRANTIES

Except as otherwise set forth in the attached schedules, Seller represents, warrants, and covenants to Buyer as follows.

Section 2.01 Ownership of Shares

Seller is the beneficial and record owner of and has good and marketable title to the Shares. This title is free and clear of all Encumbrances.

Section 2.02 Capacity and Authority

Seller is a Corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. Seller has the requisite power, legal capacity, authority, and right to execute and deliver this Agreement and to carry out the terms and conditions applicable to Seller under this Agreement. Upon consummation of the Closing, Buyer will acquire from Seller free and clear of all Encumbrances:

legal and beneficial ownership of the Shares;

good and marketable title to the Shares;

and all right to vote the Shares.

This Agreement constitutes, and each other agreement and instrument to be signed and delivered by Seller under this Agreement (collectively, “Seller’s Transaction Documents”) will constitute, Seller’s legal, valid, and binding obligation. Seller’s Transaction Documents are enforceable under their respective terms. The signing, delivery and performance of Seller’s Transaction Documents have been duly authorized by all requisite corporate action on the part of Seller. Seller has duly signed and delivered this Agreement.

Section 2.03 No Violations

Seller’s signing and delivery of this Agreement and Seller’s Transaction Documents, consummation of the transactions, and performance of the obligations does not:

conflict with or violate any applicable law, rule, or regulation affecting Seller, the Shares, or the Company;

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conflict with or violate any judgment, order, decree, or award of any court, arbitrator, mediator, or governmental agency or instrumentality to which Seller or the Company is a party or by which Seller, the Shares, or the Company is bound or affected;

conflict with, or violate the articles or bylaws of the Company; or

conflict with, violate, terminate, or accelerate the performance required by any contract, indenture, instrument, or other agreement to which Seller or the Company is a party or by which Seller, the Shares, or the Company may be bound or affected.

Section 2.04 Consents and Approvals

As to this Agreement and the other Seller’s Transaction Documents, no consent, approval, authorization, or other action by, or filing or registration with, any federal, state, or local governmental authority, or any other person or entity is required in connection with Seller’s:

signing and delivery;

consummation of the contemplated transactions;

or performance of Seller’s obligations.

Section 2.05 Non-Foreign Status

Seller is not a foreign person or entity under Internal Revenue Code Section 1445.

Section 2.06 Capital Structure

The aggregate authorized capital stock of Company at Closing consists of 10,000,000 shares of stock with 0.001 par value, of which 1,000 shares are issued and outstanding. The stock constitutes all of the issued and outstanding shares of the Company’s stock. The stock has been duly authorized and is validly issued, fully paid, and nonassessable.

There are no outstanding subscriptions, options, rights, warrants, convertible securities, or other agreements or commitments obligating the Company to issue Shares or to redeem, repurchase, or otherwise acquire any Shares or any other securities, bonds, or debentures of any class.

Section 2.07 Organization and Standing

The Company is a corporation duly organized, validly existing, and in good standing under the laws of Wyoming. The Company is duly qualified to do business as a foreign entity in each state in which the nature of the business of Company or the character or location of the assets of Company requires this qualification. The Company has the requisite corporate power and corporate authority to own or lease and operate the assets and properties owned or leased by it, and to carry on the Business as the Business is currently being conducted.

The minute books of the Company accurately reflect all actions and proceedings taken to date by the boards of directors, committees of the boards of directors, and shareholders or other owners of the Company. These minute books contain true and complete copies of the articles or certificates of incorporation, bylaws, and related amendments of the Company. The stock record books of the Company accurately reflect all transactions in their respective capital stock of all classes.

Section 2.08 Financial Statements

The Financial Statements contain only true statements of material fact and contain all material facts necessary to make the statements or information complete and accurate. The Financial Statements fairly present in all material respects the financial position, results of the operations, and the changes in financial position of the Company for the periods indicated; were prepared from the books and records of the Company in accordance with GAAP, and have been prepared consistently with past periods. The Company’s books of account and other financial records are complete and correct in all material respects.

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Section 2.09 Absence of Specified Changes

Other than matters disclosed to Buyer in writing, there has not been any:

transaction by the Company except in the ordinary course of business;

adverse change in the assets and properties, financial condition, liabilities, Business,

operations, or prospects of the Company;

change in accounting methods or practices (including any change in depreciation or amortization policies or rates) by the Company;

revaluation by the Company of any of the assets and properties;

acquisition or disposition by the Company of any of the assets and properties, except in the ordinary course of business;

amendment or termination of any material contract, agreement, or license to which the Company is a party, except in the ordinary course of business;

loan by the Company to any person or entity, or guaranty by the Company of any loan to any person or entity; or

encumbrance placed on any of the Company’s assets or properties.

Section 2.10 Liabilities

The Company has no Liabilities, contingent or otherwise, other than:

those disclosed or adequately reserved for in the Financial Statements or those specifically described or listed in the schedules to this Agreement.

Section 2.11 Litigation and Claims

Neither the Company nor Seller is a party to, nor is there any pending or, to Seller’s best knowledge, overtly threatened litigation or other legal proceeding or governmental investigation:

against the Company or affecting the Company’s Assets, Shares, financial condition, Business, or prospects; or

challenging the validity or propriety of, or seeking to enjoin or to set aside the transactions contemplated by this Agreement, including the signing and delivery of this Agreement, consummation of the transactions contemplated herein, or performance of its respective obligations.

Neither the Company nor Seller is a party to any judgment, order, decree, or award of any court, arbitrator, mediator, or governmental agency or instrumentality that would or might affect the Company’s Assets, Shares, financial condition, Business, or prospects.

None of the key management employees has indicated to the Company any intention to terminate his or her employment with the Company.

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Section 2.12 Compliance with Laws

The Company has complied in all material respects with all laws, rules, regulations, and orders applicable to the operation of the Business. The Company has all licenses and permits from governmental authorities required to continue to conduct the Business in the manner as it is currently conducted.

Section 2.13 Brokers and Finders

No broker or finder has acted for Seller in connection with this Agreement or the transactions contemplated by it, and no broker or finder is entitled to any brokerage commission, finder’s fee, or other compensation based on agreements or arrangement by Seller.

Section 2.14 Taxes and Tax Returns

All of the Company’s federal, state, and local income and other tax returns (including any returns or declarations in respect of taxes and impositions) required to be filed on or before this date have been filed. The Company has paid all taxes shown on these returns or on any assessments received by the Company that are due on or before this date, or has adequately reserved for the taxes and assessments on the Financial Statements.

Section 2.15 No Material Misstatements

Seller’s representations and warranties in this Agreement and any attached exhibit or schedule include only true statements of material facts and include all material facts necessary to fairly inform Buyer.

ARTICLE THREE

BUYER’S REPRESENTATIONS AND WARRANTIES

Except as otherwise set forth in the attached schedules, Buyer represents, warrants, and covenants to Seller as follows.

Section 3.01 Organization and Standing

Buyer is a limited liability company duly organized, validly existing, and in good standing under the laws of Wyoming.

Section 3.02 Capacity, Authority, and Consents

Buyer has the requisite limited liability company power and authority to execute and deliver this Agreement and to carry out the terms and conditions applicable to it under this Agreement. Buyer’s execution, delivery, and performance of this Agreement has been duly authorized by all requisite limited liability company action on the part of Buyer, and this Agreement has been duly signed and delivered by Buyer.

This Agreement constitutes, and each other agreement or instrument to be signed and delivered by Buyer under the terms of this Agreement, will comprise Buyer’s legal, valid, and binding obligations, enforceable against Buyer in accordance with their terms.

Buyer’s signing and delivery of this Agreement, consummation of its transactions, and performance of its obligations will not:

conflict with or violate any applicable law, rule, or regulation affecting Buyer; or

conflict with or violate any judgment, order, decree, or award of any court, arbitrator, mediator, governmental agency, or instrumentality to which Buyer is a party or by which Buyer is bound or affected.

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No consent, approval, authorization, or other action by, or filing or registration with, any federal, state, or local governmental authority or any other person or entity, is required in connection with Buyer’s signing and delivery of this Agreement, consummation of the transactions contemplated by this Agreement, or performance of Buyer’s obligations under this Agreement.

Section 3.03 Litigation and Claims

Buyer is not a party to, nor is there any pending or overtly threatened litigation or other legal proceeding, or governmental investigation against Buyer challenging the validity or propriety of, or seeking to enjoin or set aside Buyer’s:

signing and delivery of this Agreement;

consummation of the transactions contemplated by this Agreement; or performance of Buyer’s obligations under this Agreement.

Section 3.04 Brokers and Finders

No broker or finder has acted for Buyer in connection with this Agreement or its contemplated transactions. No broker or finder is entitled to any brokerage commission, finder’s fee, or other compensation based on agreements or arrangements made by Buyer.

ARTICLE FOUR

COVENANTS OF BUYER AND SELLER

Section 4.01 Conduct of Business

Seller agrees that from the date of this Agreement through the Closing, Seller shall cause the Company to:

conduct the Business and engage in transactions only in the usual and ordinary course of business and in a commercially reasonable manner;

use all commercially reasonable efforts to preserve the Company’s business organization and to preserve all the Company’s present relationships with and the goodwill of employees, suppliers, and others having a business relationship with the Company.

Section 4.02 Satisfying Conditions

Seller shall perform all of its covenants set forth in this Agreement that are conditions to Buyer’s obligation to purchase the Shares before the Closing Date. This includes obtaining any consents, approvals, authorizations, and other actions by, and completing any filings or registrations with, all federal, state, and local governmental authorities that are necessary for Seller to consummate the transactions contemplated by this Agreement.

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Section 4.03 Disclosure of Changes

Seller will not knowingly take (or permit the Company to take) any action that would make any representation, warranty, or covenant made by Seller in this Agreement untrue, and will not knowingly omit to take (or permit the Company to omit to take) any action that would make any representation, warranty, or covenant untrue.

Seller shall promptly notify Buyer in writing of:

any lawsuit or claim brought or overtly threatened against Seller or the Company affecting the Company’s Assets, the Shares, the financial condition, Business, or prospects of the Company or challenging the validity or propriety of or seeking to enjoin or to set aside the transactions contemplated by this Agreement;

any adverse change in the Company’s financial condition, Business, or prospects; and

any change in any of Seller’s representations or warranties set forth in this Agreement or in any exhibit, certificate, or other document delivered to Buyer by Seller under this Agreement.

Notice to Buyer of any of the foregoing is not an amendment to Seller’s representations and warranties set forth in this Agreement.

Section 4.04 Satisfying Conditions

Buyer shall perform all of its covenants set forth in this Agreement that are conditions to Seller’s obligation to sell the Shares before the Closing Date. This includes obtaining all consents, approvals, authorizations, and other actions by, and completing all filings or registrations with, all federal, state, and local governmental authorities that are necessary for Buyer to consummate the transactions contemplated by this Agreement.

ARTICLE FIVE

CONDITIONS TO BUYER’S OBLIGATION TO PERFORM

Buyer’s obligations under this Agreement are subject to Seller’s satisfaction, on or before the Closing Date, of the following conditions. Buyer may waive each condition by delivering a written notice of the waiver to Seller.

Section 5.01 Representations and Warranties True on the Closing Date

Seller’s representations and warranties in this Agreement; in the Schedules and Exhibits to the Agreement; and in any certificate, document, or statement delivered under this Agreement must be true and correct on the Closing Date as if made on the Closing Date, and Seller must have delivered to Buyer a certificate in form and substance satisfactory to Buyer, signed by Seller to this effect, and dated the Closing Date.

Section 5.02 Compliance with Agreement

Seller must have performed and complied with all agreements, covenants, conditions, and obligations required by this Agreement on the Closing Date. Seller must have delivered a certificate in form and substance satisfactory to Buyer, signed by Seller to this effect, and dated the Closing Date.

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Section 5.03 No Material Adverse Changes

From the Effective Date to the Closing Date, there must have been no changes in the condition (financial or otherwise), Business, properties, Assets, obligations, or Liabilities of the Company that in the aggregate have had, or in Buyer’s good-faith judgment will have, a materially adverse effect on the Business, the Shares, or the Assets.

Section 5.04 No Pending Litigation

No pending or threatened claim, proceeding, investigation, or inquiry by any person, governmental body, or authority may exist that seeks to prevent or change the terms of or obtain damages in connection with, this Agreement or the transaction contemplated by this Agreement; or questions the validity or legality of the consummation of the transaction contemplated in this Agreement.

Section 5.05 Consents

Seller and Buyer must have received all applicable consents from all third parties necessary to consummate the transaction contemplated in this Agreement.

Section 5.06 Documents, Certificates, and Other Items

Seller must have delivered or caused to be delivered to Buyer:

all Share certificates and transfer books and other Company records that are true, correct, and complete as of Closing;

bills of sale and assignments, and other transfer documents reasonably requested by Buyer.

Section 5.07 Miscellaneous

Buyer must have received all additional instruments and documents as may reasonably be required by this Agreement, or to consummate the transactions contemplated in this Agreement.

ARTICLE SIX

CONDITIONS TO SELLER’S OBLIGATION TO PERFORM

Seller’s obligations under this Agreement are subject to Buyer’s satisfaction, on or before the Closing Date, of the following conditions. Seller may waive each condition by delivering a written notice of the waiver to Buyer.

Section 6.01 Representations and Warranties True on the Closing Date

Buyer’s representations and warranties in this Agreement; in the Schedules and Exhibits to this Agreement; and in any certificate, document or statement delivered under this Agreement must be true and correct on the Closing Date as though made on the Closing Date. Buyer must have signed and delivered to Seller a certificate in form and substance satisfactory to Seller, signed by Buyer to this effect, and dated the Closing Date.

Section 6.02 Compliance with Agreement

Buyer must have performed and complied with all agreements, covenants, conditions, and obligations required by this Agreement before or on the Closing Date. Buyer must have delivered to Seller a certificate in form and substance satisfactory to Seller, signed by Buyer to this effect, and dated the Closing Date.

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Section 6.03 No Pending Litigation

No pending or threatened claim, proceeding, investigation, or inquiry by any person, governmental body, or authority may exist that seeks to prevent or change the terms of or obtain damages in connection with, this Agreement or the transaction contemplated by this Agreement; or questions the validity or legality of the consummation of the transaction contemplated in this Agreement.

Section 6.04 Consents

Seller and Buyer must have received all applicable consents from all third parties necessary to consummate the transactions contemplated in this Agreement.

Section 6.05 Miscellaneous

Seller must have received all additional instruments and documents as may reasonably be required by this Agreement, or to consummate the transactions contemplated in this Agreement.

ARTICLE SEVEN

TERMINATION

If, for any reason, the Closing does not occur by August 30, 2025, and neither Buyer nor Seller are in breach of their respective obligations under this Agreement, then any party may terminate this Agreement and neither Seller nor Buyer will have any further obligation under it. If the Closing does not occur as a result of the breach or default by any party to it, the non-breaching party or parties have the right to pursue all available remedies under this Agreement, at law, and in equity, including specific performance or injunctive relief.

ARTICLE EIGHT

GENERAL PROVISIONS

Section 8.01 Expenses

Except as otherwise specifically provided, each party is responsible for its own fees, costs, and other expenses—including fees for counsel, financial advisors, and accountants—incurred in negotiating and preparing this Agreement and in closing and carrying out the transactions contemplated under it. No professional fees or other costs incurred on behalf of Seller and associated with this transaction may be charged to the Company or paid by the Company.

Section 8.02 Survival of Representations, Warranties, and Covenants

The respective representations, warranties, and covenants of Buyer and Seller made in this Agreement or in any certificate or other document delivered under this Agreement, including the obligations of indemnity, will survive the Closing Date and the consummation of the transactions contemplated by this Agreement, despite any examination made by or for the party to whom the representations, warranties, or covenants were made; the knowledge of any officers, directors, employees, or agents of the party; or the acceptance of any certificate or opinion.

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Section 8.03 Notices

All notices, requests, consents, claims, demands, waivers, and other communications hereunder (each, a Notice) shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or email (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail (in each case, return receipt requested, postage pre-paid). Notices must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a Notice given in accordance with this Section):

If to Seller:	My City Builders, Inc.
100 Biscayne Blvd. #1611
Miami, FL 33132
Email: ygoodell@mycitybuilders.com
Attn: Yolanda Goodell
If to Buyer:	RAC Merger, LLC
100 Biscayne Blvd. #1611
Miami, FL 33132
Email: fgillen@mycitybuilders.com
Attn: Frank Gillen

Section 8.04 Entire Agreement; Modification

This Agreement constitutes the sole and entire agreement of its parties with respect to the Agreement’s subject matter. This Agreement supersedes all prior and contemporaneous understandings, agreements, representations, and warranties—both written and oral—with respect to the subject matter. As between or among the parties, no oral statements or prior written material not specifically incorporated herein shall be of any force and effect. The parties specifically acknowledge that, in entering into and executing this Agreement, each is relying solely upon the representations and agreements contained in this Agreement and no others.

Section 8.05 Amendments

No provision of this Agreement may be amended or modified except by a written instrument executed by all parties to this Agreement.

Section 8.06 Multiple Originals; Validity of Copies

This Agreement may be signed in any number of counterparts, each of which will be deemed an original. Any Person may rely on a copy of this Agreement that any party to this Agreement certifies to be a true copy to the same effect as if it were an original.

Section 8.07 Governing Law; Jurisdiction

This Agreement is governed, construed, and administered according to the laws of Wyoming, as from time to time amended, and any applicable federal law. No effect is given to any choice-of- law or conflict-of-law provision or rule (whether of Wyoming or any other jurisdiction) that would cause the application of the law of any jurisdiction other than those of Wyoming.

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Section 8.08 Attorney’s Fees

If any party to this Agreement institutes any legal cause of action—including arbitration—against another party arising out of or relating to this Agreement, the prevailing party will be entitled to the costs incurred in conducting the cause of action, including reasonable attorneys’ fees and expenses and court costs.

Section 8.09 No Third-Party Beneficiaries

This Agreement is for the sole benefit of its parties and their respective heirs, executors, administrators, successors, and assigns. Nothing in this Agreement, express or implied, confers any legal or equitable right, benefit, or remedy of any nature whatsoever upon any other person or the creditors of any person.

Section 8.10 Assignment

No party to this Agreement may assign or transfer this Agreement without the prior written consent of all other parties. This prohibition of assignment does not prohibit Buyer from taking title to the Shares acquired pursuant to this Agreement in the name of a wholly-owned corporation, limited liability company, or other legal entity, provided that Buyer provides Seller and the Company with sufficient notice prior to the Closing Date.

Section 8.11 Successors

Except as otherwise provided in this Agreement, all provisions of this Agreement bind, inure to the benefit of, and are enforceable by and against the respective heirs, executors, administrators, personal representatives, successors, and permitted assigns of any of the parties to this Agreement.

Section 8.12 Modification for Legal Events

If any court of competent jurisdiction determines that any provision or any part of a provision set forth in this Agreement is unenforceable because of its duration or geographic scope, the court has the power to modify the unenforceable provision instead of severing it from this Agreement in its entirety.

Section 8.13 Severability

The invalidity or unenforceability of any provision of this Agreement does not affect the validity or enforceability of any other provision of this Agreement. If a court of competent jurisdiction determines that any provision is invalid, the remaining provisions of this Agreement are to be construed as if the invalid provision had never been included in this Agreement.

Section 8.14 Further Assurances

The parties agree to provide to each other such further assurances, information, or documentation, or to undertake such further action, including signing and delivering any additional documents, instruments, or conveyances, as the other party may reasonably request for the purpose of carrying out the provisions of, or transactions contemplated, by this Agreement.

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ARTICLE NINE

DEFINITIONS AND INTERPRETATION

Section 9.01 Definitions

For purposes of this Agreement, the following terms have the following meanings.

(a) Agreement

Agreement means this Share Purchase Agreement.

(b) Assets

Assets means all of the Company’s assets.

(c) Business

Business is defined in the Background section of this Agreement.

(d) Closing

Closing means the closing of the purchase and sale of the Shares.

(e) Closing Date

Closing Date means the date the Closing will take place as described in Section 1.01.

(f) Cash Closing Consideration

Cash Closing Consideration is defined in Section 1.02.

(g) Company

Company is defined in the Background section of this Agreement.

(h) Encumbrances

Encumbrances means, collectively, security interests, pledges, mortgages, liens, charges, encumbrances, adverse claims, preferential arrangements, obligations to sell, options or other rights to purchase, rights of first refusal or first negotiation, and other restrictions of any kind, including any restriction on the use, voting, transfer, receipt of income, or any other exercise of any attributes of ownership that may affect good and marketable title, other than the Permitted Encumbrances.

(i) Purchase Price

Purchase Price means Buyer’s calculation of the Purchase Price which is due within the time period set forth in Section 1.02 after Closing.

(j) Financial Statements

Financial Statements means consolidated statements of the income and expenses of the Company for the 12-month periods ended , and the consolidated balance sheets of the Company as of such dates, certified by the Company’s independent certified public accountant.

(k) GAAP

GAAP means generally accepted accounting principles.

(l) Liabilities

Liabilities collectively means any obligations, debts, liabilities, claims, damages, or losses of the Company.

(m) Permitted Encumbrances

Permitted Encumbrances means:

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liens imposed for taxes that are not yet due;

pledges made in compliance with workers’ compensation, unemployment insurance and other social security laws or obligations.

(n) Seller’s Transaction Documents

Seller’s Transaction Documents means each other agreement and instrument to be signed and delivered by Seller under this Agreement.

(o) Shares

Shares is defined in the Background section of this Agreement.

Section 9.02 Interpretation

The following general provisions and rules of construction apply to this Agreement.

The Section headings are for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of any of the provisions of this Agreement. All references to Sections contained in this Agreement refer to the Sections of this Agreement. In this Agreement, the words include, includes, and including mean include without limitation, includes without limitation and including without limitation, respectively. Include, includes, and including are words of illustration and enlargement, not words of limitation or exclusivity. No presumption against any party (or its counsel) exists on the ground that the party (or its counsel) was responsible for preparing this Agreement or any part of it. All pronouns refer to the masculine, feminine, neuter, singular, or plural as the context may require.

Signed:

SELLER:

My City Builders, Inc.

Date: 07/10/2025
By: Yolanda Goodell Its: Interim CEO

BUYER:

RAC Merger, LLC

Date: 07/10/2025
By: Frank Gillen Its: Manager

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SCHEDULES AND EXHIBITS

Schedules and Exhibits

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